                                                                    EXHIBIT 25.1

                 SECURITIES ACT OF 1933 FILE NO. ____________



                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM T-1
                            -----------------------

                            STATEMENT OF ELIGIBILITY
                     UNDER THE TRUST INDENTURE ACT OF 1939
                 OF A CORPORATION DESIGNATED TO ACT AS TRUSTEE

                            -----------------------

         CHECK IF AN APPLICATION TO DETERMINE ELIGIBILITY OF A TRUSTEE
                      PURSUANT TO SECTION 305(b)(2)  [ ]

                            -----------------------

                            PNC BANK, KENTUCKY, INC.
                            ------------------------
              (EXACT NAME OF TRUSTEE AS SPECIFIED IN ITS CHARTER)

COMMONWEALTH OF KENTUCKY                                         61-0191580
- --------------------------------                             -------------------
(STATE OF INCORPORATION IF NOT A                              (I.R.S. EMPLOYER
 NATIONAL BANK)                                              IDENTIFICATION NO.)

500 W. JEFFERSON STREET
LOUISVILLE, KENTUCKY                                                40202
- ----------------------------------------                            -----
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                          (ZIP CODE)

                            -----------------------

                               MARTHA A. ZISKIND
                                 VICE PRESIDENT
                            PNC BANK, KENTUCKY, INC.
                            500 W. JEFFERSON STREET
                           LOUISVILLE, KENTUCKY 40202
                                 (502) 581-3231
           (NAME, ADDRESS, AND TELEPHONE NUMBER OF AGENT FOR SERVICE)
                            ------------------------

                           ROTECH MEDICAL CORPORATION
                          ----------------------------
              (EXACT NAME OF OBLIGOR AS SPECIFIED IN ITS CHARTER)

        FLORIDA                                           59-2115892
- -----------------------                     -----------------------------------
(STATE OF INCORPORATION)                    (I.R.S. EMPLOYER IDENTIFICATION NO.)

4506 L.B. MCLEOD ROAD, SUITE F, ORLANDO, FLORIDA                 32811
- -------------------------------------------------              ---------
  (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                      (ZIP CODE)

           $126,500,000 CONVERTIBLE SUBORDINATED DEBENTURES DUE 2003
           -----------------------------------------------------------
                      (TITLE OF THE INDENTURE SECURITIES)

 1.  GENERAL INFORMATION.  FURNISH THE FOLLOWING INFORMATION AS TRUSTEE:
     --------------------

     (A) NAME AND ADDRESS OF EACH EXAMINING OR SUPERVISING
         AUTHORITY TO WHICH IT IS SUBJECT.

         FEDERAL RESERVE BANK OF ST. LOUIS
         411 LOCUST STREET, P. O. BOX 442
         ST. LOUIS, MO 63266

         DEPARTMENT OF FINANCIAL INSTITUTIONS
         COMMONWEALTH OF KENTUCKY
         477 VERSAILLES ROAD
         FRANKFORT, KY 40601

     (B) WHETHER IT IS AUTHORIZED TO EXERCISE CORPORATE TRUST
         POWERS.

         THE TRUSTEE IS AUTHORIZED TO EXERCISE CORPORATE
         TRUST POWERS.

2.  AFFILIATIONS WITH OBLIGOR.  IF THE OBLIGOR IS AN AFFILIATE OF THE TRUSTEE,
    --------------------------
    DESCRIBE EACH SUCH AFFILIATION.

         NOT APPLICABLE.


3.  VOTING SECURITIES OF THE TRUSTEE.  FURNISH THE FOLLOWING INFORMATION AS TO
    ---------------------------------
    EACH CLASS OF VOTING SECURITIES OF THE TRUSTEE.

         AS OF  AUGUST 27, 1996
                ----------------

          COL. A                                 COL. B
     ----------------                       ----------------
     (TITLE OF CLASS)                      AMOUNT OUTSTANDING
     ----------------                      ------------------

PNC BANK, KENTUCKY, INC.
COMMON STOCK, PAR VALUE $30 PER SHARE        2,000,000 SHARES

PNC BANK CORP.
COMMON STOCK, PAR VALUE $5 PER SHARE       341,586,811 SHARES



4.  TRUSTEESHIPS UNDER OTHER INDENTURES.  IF THE TRUSTEE IS A TRUSTEE UNDER
    -----------------------------------
    ANOTHER INDENTURE UNDER WHICH ANY OTHER SECURITIES, OR CERTIFICATES OF INTEREST OR PARTICIPATION IN ANY OTHER SECURITIES, OF THE OBLIGOR ARE OUTSTANDING, FURNISH THE FOLLOWING INFORMATION:

    (a)  TITLE OF THE SECURITIES OUTSTANDING UNDER EACH SUCH OTHER INDENTURE.

         NOT APPLICABLE.

(b) A brief statement of the facts relied upon as a basis for the claim that no conflicting interest within the meaning of Section 310(b)(1) of the Act arises as a result of the trusteeship under any such other indenture, including a statement as to how the indenture securities will rank as compared with the securities issued under other such other indenture.

    NOT APPLICABLE.

5.  Interlocking directorates and similar relationships with the obligor or
    -----------------------------------------------------------------------
underwriters.  If the trustee or any of the directors or executive officers of
- ------------
the trustee is a director, officer, partner, employee, appointee, or representative of the obligor or of any underwriter for the obligor, identify each such person having any such connection and state the nature of each such connection.

     NOT APPLICABLE.

6.   Voting securities of the trustee owned by the obligor or its officials.
     ----------------------------------------------------------------------
Furnish the following information as to the voting securities of the trustee owned beneficially by the obligor and each director, partner and executive officer of the obligor:

AS OF  AUGUST 27, 1996
      ----------------

      Column A         Column B       Column C        Column D

                                                    Percentage of
                                                  Voting Securities
                                                    Represented by
                                    Amount Owned     Amount Given
     Name of Owner  Title of Class  Beneficially     in Column C
     -------------  --------------  ------------    ---------------
     NOT APPLICABLE.


7.   Voting securities of the trustee owned by underwriter or their officials.
     ------------------------------------------------------------------------
Furnish the following information as to the voting securities of the trustee owned beneficially by each underwriter for the obligor and each director, partner, executive officer of each such underwriter:

AS OF  AUGUST 27, 1996
      ----------------

      Column A         Column B       Column C        Column D

                                                    Percentage of
                                                  Voting Securities
                                                    Represented by
                                    Amount Owned     Amount Given
     Name of Owner  Title of Class  Beneficially     in Column C
     -------------  --------------  ------------    ---------------
     NOT APPLICABLE.

8.   Securities of the obligor owned or held by the trustee. Furnish the
     -------------------------------------------------------
following information as to securities of the obligor owned beneficially or held as collateral security for obligations in default by the trustee.


AS OF  AUGUST 27, 1996
      ----------------
      Column A         Column B       Column C        Column D

                                     Amount Owned
                                     Beneficially
                       Whether the    or Held as
                     Securities are   Collateral          Percent of
                       Voting or      Security for    Class Represented
                       Nonvoting     Obligations in    by Amount Given
     Title of Class    Securities       Default          in Column C
     --------------  --------------  ------------      ---------------

     NOT APPLICABLE.


9.   Securities of the underwriters owned or held by the trustee. If the trustee
     -----------------------------------------------------------
owns beneficially or holds as collateral security for obligations in default any securities of an underwriter for the obligor, furnish the following information as to each class of securities of such underwriter any of which are so owned or held by the trustee:

AS OF  AUGUST 27, 1996
      ----------------

      Column A         Column B       Column C        Column D

                                   Amount Owned
                                   Beneficially
                                    or Held as
                                    Collateral        Percent of
     Title of Issuer               Security for    Class Represented
          and          Amount      Obligations in    by Amount Given
     Title of Class  Outstanding  Default by Trustee  in Column C
     --------------- -----------  ------------------  -----------------

     NOT APPLICABLE.

10.  Ownership or holdings by the trustee of voting securities of certain
     --------------------------------------------------------------------
affiliates or security holders of the obligor.  If the trustee owns beneficially
- ---------------------------------------------
or holds collateral security for obligations in default voting securities of a person who, to the knowledge of the trustee (1) owns 10% or more of the voting securities of the obligor or (2) is an affiliate, other than a subsidiary, of the obligor, furnish the following information as to the voting securities of such person:

AS OF  AUGUST 27, 1996
      ----------------

       Column A        Column B        Column C            Column D

                                     Amount Owned
                                     Beneficially
                                       or Held as
                                       Collateral           Percent of
     Title of Issuer                  Security for      Class Represented
          and          Amount         Obligations in      by Amount Given
     Title of Class    Outstanding  Default by Trustee     in Column C
     --------------    -----------  ------------------  -----------------

     NOT APPLICABLE.


11.  Ownership or holdings by the trustee of any securities of a person owning
     -------------------------------------------------------------------------
50 percent or more of the voting securities of the obligor.  If the trustee owns
- ----------------------------------------------------------
beneficially or holds as collateral security for obligations in default any securities of a person who, to the knowledge of the trustee, owns 50 percent or more of the voting securities of the obligor, furnish the following information as to each class of securities of such person any of which are so owned or held by the trustee:

AS OF  AUGUST 27, 1996
      ----------------

       Column A        Column B        Column C            Column D

                                     Amount Owned
                                     Beneficially
                                      or Held as
                                      Collateral           Percent of
     Title of Issuer                 Security for      Class Represented
          and           Amount       Obligations in      by Amount Given
     Title of Class    Outstanding  Default by Trustee      in Column C
     --------------   -----------  ------------------  -----------------

     NOT APPLICABLE.

12.  Indebtedness of the obligor to the trustee.  Except as noted in the
     ------------------------------------------
instructions, if the obligor is indebted to the trustee, furnish the following information:

AS OF  AUGUST 27, 1996
       ---------------

     Column A                    Column B     Column C

     Nature of                   Amount
     Indebtedness                Outstanding  Due Date
     ------------                -----------  ------------

     Revolving Line of Credit    $30,000,000  May 30, 1997


13.  Defaults by the obligor.
     -----------------------

     (a) State whether there is or has been a default with respect to the securities under this indenture. Explain the nature of any such default.

          None.

     (b) If the trustee is a trustee under another indenture under which any other securities, or certificates of interest or participation in any other securities, of the obligor are outstanding, or is the trustee for more than one outstanding series of securities under the indenture, state whether there has been a default under any such indenture or series, identify the indenture or series affected, and explain the nature of any such default.

          NOT APPLICABLE.

14.  Affiliation with the Underwriters.  If any underwriter is an
     ----------------------------------
     affiliate of the trustee, describe each such affiliation.

     NOT APPLICABLE.

15.  Foreign Trustee.  Identify the order or rule pursuant to
     ----------------
     which the foreign trustee is authorized to act as sole trustee under indentures qualified or to be qualified under the Act.

     NOT APPLICABLE.

16.  List of Exhibits.  List below all exhibits filed as part of
     -----------------
     this statement of eligibility.

     1. A copy of the Articles of Incorporation of the Trustee now in effect is hereby incorporated by reference to Exhibit 1 to Amendment No. 1 to Form T-1 filed with Registration Statement No. 22-23572, dated as of February 24, 1993.

     2. Certificate of authority of the Trustee to commence business, contained in the Articles of Incorporation is hereby incorporated by reference to
         Exhibit 1 to Amendment No. 1 to Form T-1 filed with Registration Statement No. 22-23572, dated as of February 24, 1993.

     3. Authorization of the Trustee to exercise corporate trust powers, contained in the Articles of Incorporation is hereby incorporated by reference to Exhibit 1 to Amendment No. 1 to Form T-1 filed with Registration Statement No. 22-23572, dated as of February 24, 1993.

     4. A copy of the existing By-Laws of the trustee is hereby incorporated by reference to Exhibit 1 to Amendment No. 1 to Form T-1 filed with Registration Statement No. 22-23572, dated as of February 24, 1993.

     5. Copy of each indenture referred to in Item 4, if the obligor is in default. Not applicable.

     6. The consent of United States institutional trustees required by Section 321(b) of the Act.


     7. A copy of the latest report of condition of the trustee published pursuant to law or the requirements of its supervising or examining authority is hereby incorporated by reference to its Annual Report on Form 10-K for the fiscal year ended December 31, 1995 and Quarterly Report on Form 10-Q for the Quarter ended June 30, 1996 which were previously filed with the Commission.

                                 SIGNATURE

      Pursuant to the requirements of the Trust Indenture Act of 1939, the Trustee, PNC Bank, Kentucky, Inc., a corporation organized and existing under the laws of the Commonwealth of Kentucky, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of Louisville and State of Kentucky on the 27th day
                                                                       ----
of AUGUST, 1996.



                                 PNC BANK, KENTUCKY, INC.

                                 By:  /s/ W. Michael Hanks
                                      ------------------------
                                      W. Michael Hanks
                                      Vice President

                                   EXHIBIT 6
                                   ---------


                          THE CONSENT OF THE TRUSTEE
                     REQUIRED BY SECTION 321(B) OF THE ACT


    PNC Bank, Kentucky, Inc., the Trustee executing the statement of eligibility and qualification to which this Exhibit is attached does hereby consent that reports of examinations of the undersigned by Federal, State, Territorial or District authorities may be furnished by such authorities to the Securities and Exchange Commission upon request therefore in accordance with the provisions of
Section 321(b) of the Trust Indenture Act of 1939.



                     PNC BANK, KENTUCKY, INC.

                     BY:/s/ W. Michael Hanks
                        ------------------------
                        W. Michael Hanks
                        Vice President



  August 27, 1996
 -----------------
     Date